UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2009

THESTREET.COM, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-25779	06-1515824
(Commission File Number)	(IRS Employer Identification No.)

14 WALL STREET
15TH FLOOR
 NEW YORK, NEW YORK 10005

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (212) 321-5000

Not Applicable
(Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Eric Ashman notified TheStreet.com, Inc. (the “Company”) on April 27, 2009 that he will resign from his position as Chief Financial Officer of the Company, effective May 8, 2009, in order to pursue other business interests.

Mr. Ashman has advised the Company that he will remain in his position through the filing of the Company’s Form 10-Q for the quarter ended March 31, 2009 and participate in the Company’s quarterly earnings call with Interim CEO, Daryl Otte.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THESTREET.COM, INC. (Registrant)

Date: April 29, 2009	By:	/s/ Teresa F. Santos
Name: Teresa F. Santos
Title: General Counsel & Secretary